UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 23, 2017
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 687-5817
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Effective at the beginning of the first quarter of fiscal 2017, the Company implemented organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes resulted in: (i) within the Enterprise Group segment, primarily, the transfer of the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of the Aruba services capabilities previously reported within the Networking business unit into the Technology Services business unit; the transfer of certain server technologies previously reported within the Servers business unit to the Networking business unit; and (ii) the transfer of the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

To provide improved visibility and comparability, the Company has reflected these changes to its segment information retrospectively to the earliest period presented which has resulted in: (i) the transfer of net revenue from the big data storage product group previously reported within the Servers business unit to the Storage business unit; the transfer of net revenue from the Aruba services capabilities previously reported within the Networking business unit to the Technology Services business unit; the transfer of net revenue from certain server technologies previously reported within the Servers business unit to the Networking business unit; and (ii) the transfer of net revenue, related eliminations of intersegment revenues and operating profit related to the Communications and Media Solutions product group previously reported within the Enterprise Services segment to the Technology Services business unit within the Enterprise Group segment.

These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share. As a result of this change, the Company has released restated quarterly and full year segment financial results and statements of business unit revenue for fiscal 2016 and 2015, which are attached hereto as Exhibit 99.1. Exhibit 99.1 is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 99.1	Hewlett Packard Enterprise Company’s revised segment financial results and statements of business unit revenue for fiscal 2016 and 2015 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: February 23, 2017	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary